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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported)
                                  MARCH 2, 2007

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   000-30229               04-3387074
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

  7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS               01886
      (Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 614-8100
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

On March 2, 2007, Sonus Networks, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) due to the delayed filing of the Company's Form 10-K for the fiscal year ended December 31, 2006. The Company had received NASDAQ Staff Determination letters on August 14, 2006 and November 10, 2006, indicating that the Company was not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c) (14) due to the delay in the filing of its Forms 10-Q for the fiscal quarters ended June 30, 2006 and September 30, 2006.

On September 27, 2006, the Company appeared before the NASDAQ Listing Qualifications Panel (the "Panel") to present a plan for regaining compliance with the NASDAQ continued listing requirements. On December 28, 2006, the Panel granted the Company an exception to NASDAQ's filing requirements until February 12, 2007.

On February 8, 2007, the Company announced that the NASDAQ Listing and Hearing Review Council (the "Listing Council") had called for review the Panel's December 28, 2006 decision and determined to stay any suspension or delisting action by the Panel on or after the February 12, 2007 deadline.

The Listing Council has not rendered a determination regarding whether to grant the Company additional time to regain compliance with NASDAQ's filing requirement. The Company's stock will remain listed on the NASDAQ Stock Market pending further action by the Listing Council.

The Company is working diligently toward the completion of its restated financial statements and the filing of its periodic reports with the Securities and Exchange Commission to regain compliance with NASDAQ's listing requirements.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits

               99.1 Press release of Sonus Networks, Inc. dated March 8, 2007 reporting receipt of NASDAQ notice.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2007                         SONUS NETWORKS, INC.


                                            By: /s/ Charles J. Gray
                                                --------------------------------
                                                Charles J. Gray
                                                Vice President & General Counsel

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                                  EXHIBIT INDEX

99.1 Press release of Sonus Networks, Inc. dated March 8, 2007 reporting receipt of NASDAQ notice.

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